UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

Palomar Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38873

Delaware	83-3972551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500

La Jolla, California 92037

(Address of principal executive offices, including zip code)

(619) 567-5290

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLMR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 24, 2021, Palomar Holdings, Inc, (the “Company”) announced that Britt Morries, Chief Operating Officer is leaving the Company to pursue other opportunities, effective July 1, 2021.  Jon Christianson, Chief Underwriting Officer and Chris Uchida, Chief Financial Officer, will assume the responsibilities of Mr. Morries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR HOLDINGS, INC.

Date:	May 24, 2021	/s/ T. Christopher Uchida
T. Christopher Uchida
Chief Financial Officer
(Principal Financial and Accounting Officer)